                                    [GRAPHIC]



                                Bond Portfolios


                                SERVICE SHARES

BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 15 of which are described in this prospectus.





PROSPECTUS
January 28, 2002

[LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents


How to find the information you need......................................   1

THE BLACKROCK BOND PORTFOLIOS

Low Duration Bond.........................................................   2

Intermediate Government Bond..............................................   9

Intermediate Bond.........................................................  15

Core Bond Total Return....................................................  21

Core PLUS Total Return....................................................  28

GNMA Portfolio............................................................  36

Managed Income............................................................  42

International Bond........................................................  49

High Yield Bond...........................................................  56

Tax-Free Income...........................................................  64

Delaware Tax-Free Income..................................................  71

Ohio Tax-Free Income......................................................  78

Kentucky Tax-Free Income..................................................  85

New Jersey Tax-Free Income................................................  92

Pennsylvania Tax-Free Income..............................................  99

About Your Investment

How to Buy/Sell Shares.................................................... 106

Dividends/Distributions/Taxes............................................. 114

How to Find the
Information You Need
About BlackRock Funds



This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC]

BlackRock
Low Duration Bond
Portfolio



                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.


Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund may also invest up to 20% of its assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its assets in bonds of foreign issuers. The fund management team selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commercial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS
Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security. Merrill Lynch 1-3 Year Treasury Index: An unmanaged index com-prised of Treasury securities with maturities of from 1 to 2.99 years. Mortgage-Backed Securities:
Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities markets.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93     94      95     96     97     98     99     00     01
-----  -----  ------  -----  -----  -----  -----  -----  -----
5.66%  1.39%  10.51%  4.71%  5.74%  6.31%  3.75%  7.95%  7.51%

Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: (0.18)%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                 Since    Inception
                     1 Year  3 Years  5 Years  Inception     Date
Low Duration          7.51%   6.38%    6.24%     5.78%     07/17/92
ML 1-3 Yr. Treasury   8.30%   6.43%    6.59%     5.98%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.




Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

               Advisory fees                                 .50%
               Interest expenses                             .62%
               Other expenses                                .63%
                  Service fees                         .15%
                  Processing fees                      .15%
                  Other                                .33%
               Total annual fund operating expenses         1.75%
               Fee waivers and expense reimbursements*       .28%
               Net expenses*                                1.47%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year 3 Years 5 Years 10 Years
                 Service Shares  $150   $524    $923    $2,039

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 Low Duration Bond Portfolio

                                                    --------------------------------------------
                                                    --------------------------------------------
                                                     Year     Year     Year     Year     Year
                                                     Ended    Ended    Ended    Ended    Ended
                                                    9/30/01  9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period              $  9.82  $  9.82  $ 10.03  $  9.89  $  9.79
                                                    -------  -------  -------  -------  -------
Income from investment operations
Net investment income                                  0.53     0.57     0.55     0.66     0.54
  Net gain (loss) on investments (both realized
   and unrealized)                                     0.41      - -    (0.20)    0.01     0.09
                                                    -------  -------  -------  -------  -------
    Total from investment operations                   0.94     0.57     0.35     0.67     0.63
                                                    -------  -------  -------  -------  -------
Less distributions
  Distributions from net investment income            (0.54)   (0.57)   (0.56)   (0.53)   (0.53)
  Distributions in excess of net investment income    (0.01)     - -      - -      - -      - -
                                                    -------  -------  -------  -------  -------
    Total distributions                               (0.55)   (0.57)   (0.56)   (0.53)   (0.53)
                                                    -------  -------  -------  -------  -------
Net asset value at end of period                    $ 10.21  $  9.82  $  9.82  $ 10.03  $  9.89
                                                    =======  =======  =======  =======  =======
Total return                                           9.88%    5.98%    3.60%    6.96%    6.57%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $42,909  $19,745  $16,872  $18,393  $82,873
  Ratios of expenses to average net assets
   After advisory/administration fee waivers           1.41%    2.77%    2.70%    1.98%    1.85%
   After advisory/administration fee waivers
    (excluding interest expense)                       0.85%    0.85%    0.86%    0.85%    0.85%
   Before advisory/administration fee waivers          1.68%    3.05%    2.97%    2.38%    2.18%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers           5.26%    5.86%    5.59%    5.49%    4.86%
   Before advisory/administration fee waivers          4.98%    5.58%    5.32%    5.09%    4.53%
Portfolio turnover rate                                 168%     182%     177%     227%     371%
                                                    --------------------------------------------

[GRAPHIC]

BlackRock
Intermediate Government
Bond Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Lehman Brothers Intermediate Government Index: An unmanaged index comprised of Treasury and Agency issues from the more comprehensive Lehman Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds, which are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS
Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total
Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93      94       95     96     97     98     99     00     01
-----  -------  ------  -----  -----  -----  -----  -----  -----
7.72%  (3.59)%  13.44%  4.10%  7.41%  7.29%  0.53%  9.92%  8.34%

Best Quarter
Q3 '01: 4.99%

Worst Quarter
Q1 '94: (2.45)%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                   Since    Inception
                       1 Year  3 Years  5 Years  Inception     Date
Intermediate Govt.      8.34%   6.18%    6.65%     6.24%     04/20/92
LB Intermediate Govt.   8.42%   6.37%    7.06%     6.91%        N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                          .50%
 Interest expense                                                       .71%
 Other expenses                                                         .62%
   Service fees                                                   .15%
   Processing fees                                                .15%
   Other                                                          .32%
 Total annual fund operating expenses                                  1.83%
 Fee waivers and expense reimbursements*                                .22%
 Net expenses*                                                         1.61%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $164   $554    $970    $2,130

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                       Intermediate Government Bond Portfolio

                                                 --------------------------------------------
                                                 --------------------------------------------
                                                  Year     Year     Year     Year     Year
                                                  Ended    Ended    Ended    Ended    Ended
                                                 9/30/01  9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period           $  9.91  $  9.89  $ 10.48  $ 10.11  $  9.92
                                                 -------  -------  -------  -------  -------
Income from investment operations
  Net investment income                             0.58     0.58     0.56     0.58     0.56
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.63     0.01    (0.51)    0.35     0.19
                                                 -------  -------  -------  -------  -------
    Total from investment operations                1.21     0.59     0.05     0.93     0.75
                                                 -------  -------  -------  -------  -------
Less distributions
  Distributions from net investment income         (0.57)   (0.56)   (0.56)   (0.56)   (0.56)
  Distributions from net realized capital gains      - -    (0.01)   (0.08)     - -      - -
                                                 -------  -------  -------  -------  -------
    Total distributions                            (0.57)   (0.57)   (0.64)   (0.56)   (0.56)
                                                 -------  -------  -------  -------  -------
Net asset value at end of period                 $ 10.55  $  9.91  $  9.89  $ 10.48  $ 10.11
                                                 =======  =======  =======  =======  =======
Total return                                       12.56%    6.23%    0.45%    9.50%    7.75%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $32,336  $25,325  $26,687  $29,697  $50,535
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.56%    1.32%    1.11%    0.91%    0.97%
   After advisory/administration fee waivers
    (excluding interest expense)                    0.90%    0.90%    0.90%    0.88%    0.85%
   Before advisory/administration fee waivers       1.78%    1.54%    1.32%    1.17%    1.28%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        5.65%    5.87%    5.47%    5.51%    5.58%
   Before advisory/administration fee waivers       5.43%    5.66%    5.26%    5.25%    5.27%
Portfolio turnover rate                              157%     131%     191%     272%     291%
                                                 --------------------------------------------

[GRAPHIC]

BlackRock
Intermediate Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds.The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the bond market and individual securities within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS
Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of Treasury, agency and corporate issues from the more comprehensive Lehman Brothers Aggregate Index. This index concentrates on inter-mediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years. Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched on September 23, 1993 is based upon performance for Institutional Shares of the fund, which were first issued on September 17, 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  94       95      96    97     98     99      00     01
-------  ------  -----  -----  -----  -----  ------  -----
(3.36)%  14.28%  3.99%  7.29%  6.76%  0.68%  10.40%  8.56%

Best Quarter
Q3 '01: 4.91%

Worst Quarter
Q1 '94: (2.86)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                         Since    Inception
                             1 Year  3 Years  5 Years  Inception     Date
Intermediate Bond             8.56%   6.46%    6.69%     5.66%     09/17/93
LB Intermediate Govt./Cred.   8.96%   6.40%    7.09%     6.34%       N/A**

 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 9/30/93 is used as the beginning value on 9/17/93.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                               .50%
 Interest expense                                                            .32%
 Other expenses                                                              .60%
   Service fees                                                        .15%
   Processing fees                                                     .15%
   Other                                                               .30%
 Total annual fund operating expenses                                       1.42%
 Fee waivers and expense reimbursements*                                     .20%
 Net expenses*                                                              1.22%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expenses) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $124   $430    $757    $1,685

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                       Intermediate Bond Portfolio

                                                 --------------------------------------------
                                                 --------------------------------------------
                                                  Year     Year     Year     Year     Year
                                                  Ended    Ended    Ended    Ended    Ended
                                                 9/30/01  9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period           $  9.13  $  9.10  $  9.67  $  9.49  $  9.32
                                                 -------  -------  -------  -------  -------
Income from investment operations
  Net investment income                             0.53     0.55     0.54     0.58     0.55
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.60     0.02    (0.47)    0.20     0.17
                                                 -------  -------  -------  -------  -------
    Total from investment operations                1.13     0.57     0.07     0.78     0.72
                                                 -------  -------  -------  -------  -------
Less distributions
  Distributions from net investment income         (0.55)   (0.54)   (0.54)   (0.55)   (0.55)
  Distributions from net realized capital gains      - -      - -    (0.10)   (0.05)     - -
                                                 -------  -------  -------  -------  -------
    Total distributions                            (0.55)   (0.54)   (0.64)   (0.60)   (0.55)
                                                 -------  -------  -------  -------  -------
Net asset value at end of period                 $  9.71  $  9.13  $  9.10  $  9.67  $  9.49
                                                 =======  =======  =======  =======  =======
Total return                                       12.77%    6.57%    0.80%    8.48%    8.07%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $35,351  $25,242  $24,299  $25,946  $52,316
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.21%    1.74%    2.05%    2.06%    1.27%
   After advisory/administration fee waivers
    (excluding interest expense)                    0.90%    0.90%    0.90%    0.89%    0.83%
   Before advisory/administration fee waivers       1.41%    1.96%    2.26%    2.33%    1.56%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        5.69%    6.12%    5.81%    5.78%    5.88%
   Before advisory/administration fee waivers       5.48%    5.90%    5.60%    5.51%    5.59%
Portfolio turnover rate                              250%     199%     221%     221%     321%
                                                 --------------------------------------------

[GRAPHIC]

BlackRock
Core Bond Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS
Lehman Brothers Aggregate Index: An unmanaged index com-prised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.
Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total
Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93      94       95     96     97     98      99       00     01
-----  -------  ------  -----  -----  -----  -------  ------  -----
9.69%  (2.33)%  18.18%  3.40%  8.70%  7.83%  (0.92)%  11.90%  7.88%

Best Quarter
Q2 '95: 5.87%

Worst Quarter
Q1 '94: (2.63)%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Since    Inception
                        1 Year  3 Years  5 Years  Inception    Date
Core Bond Total Return  7.88%    6.15%    6.99%     6.96%     12/09/92
Lehman Aggregate        8.44%    6.28%    7.43%     7.20%     N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .48%
 Interest expense                         .08%
 Other expenses                           .59%
    Service fees                          .15%
    Processing fees                       .15%
    Other                                 .29%
 Total annual fund operating expenses    1.15%
 Fee waivers and expense reimbursements*  .22%
 Net expenses*                            .93%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $95    $344    $612    $1,378

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Core Bond Total Return Portfolio

                                                 ------------------------------------------------------
                                                 ------------------------------------------------------
                                                     Year         Year     Year      Year     Year
                                                     Ended        Ended    Ended     Ended    Ended
                                                    9/30/01      9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period           $         9.36  $  9.31  $ 10.12   $  9.82  $   9.55
                                                 --------------  -------  -------   -------  --------
Income from investment operations
  Net investment income                                    0.54     0.57     0.54      0.56      0.59
  Net gain (loss) on investments (both realized
   and unrealized)                                         0.62     0.05    (0.59)     0.40      0.26
                                                 --------------  -------  -------   -------  --------
    Total from investment operations                       1.16     0.62    (0.05)     0.96      0.85
                                                 --------------  -------  -------   -------  --------
Less distributions
  Distributions from net investment income                (0.54)   (0.56)   (0.54)    (0.57)    (0.58)
  Distributions from net realized capital gains             - -    (0.01)   (0.22)    (0.09)      - -
                                                 --------------  -------  -------   -------  --------
    Total distributions                                   (0.54)   (0.57)   (0.76)    (0.66)    (0.58)
                                                 --------------  -------  -------   -------  --------
Net asset value at end of period                 $         9.98  $  9.36  $  9.31   $ 10.12  $   9.82
                                                 ==============  =======  =======   =======  ========
Total return                                              12.71%    6.98%   (0.47)%   10.24%     9.71%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $      112,748  $59,334  $65,758   $70,111  $122,308
  Ratios of expenses to average net assets
   After advisory/administration fee waivers               0.91%    1.11%    1.23%     1.18%     1.35%
   After advisory/administration fee waivers
    (excluding interest expense)                           0.85%    0.85%    0.86%     0.85%     0.85%
   Before advisory/administration fee waivers              1.13%    1.35%    1.48%     1.52%     1.64%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers               5.55%    6.19%    5.63%     5.72%     6.09%
   Before advisory/administration fee waivers              5.33%    5.95%    5.37%     5.38%     5.81%
Portfolio turnover rate                                     304%     248%     328%      405%      441%
                                                 -----------------------------------------------------

[GRAPHIC]

Black Rock
Core PLUS Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 High Yield Bond: Sometimes referred to as "junk bonds" these are debt securities, which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-) 20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Lehman Brothers Aggregate Index: An unmanaged index com-prised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

                             IMPORTANT DEFINITIONS
Advisory Fees: Fees paid to the investment adviser for portfolio management services. Other Expenses: Include admin-istration, transfer agency, custody, professional fees and registration fees. Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses1                               .69%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .39%
 Total annual fund operating expenses         1.19%
 Fee waivers and expense reimbursements*       .34%
 Net expenses*                                 .85%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% of average daily net assets until
  February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 112 for a discussion of these waivers and reimbursements.
 1The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
 Service Shares  $87    $344

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been portfolio co-managers since the fund's inception.

Fund Performance
The chart below reflects the fund's performance for Service Shares. Since the fund was recently organized and commenced operations on December 7, 2001, the information reflects approximately three weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the fund's performance. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                   [CHART]
Since Inception (12/7/2001) to 12/31/2001
              TOTAL RETURN


               .98%                    .86%
          Fund Service Shares     Lehman Brothers
                                  Aggregate Index

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

                                     [CHART]

                            Net Annualized Returns As
                               Of December 31, 2001

                                       Institutional  Lehman Brothers
                                          Accounts    Aggregate Index
 One Year 12/31/2000-12/31/2001            8.49%           8.44%
 Three Years 12/31/1998-12/31/2001         6.42%           6.28%
 Since Inception 3/31/1998-12/31/2001      6.98%           6.91%

 Note:

 The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has a limited history of investment operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2001 of $8.3 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2001.

The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in different performance data for identical time periods.

[GRAPHIC]

BlackRock
GNMA
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 GNMA Securities: Securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors. GNMA securities are backed by the full faith and credit of the U.S. Government.

 Lehman GNMA Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major ratings agency or are determined by the fund management team to be of similar quality.

Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS
Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total
Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93       94      95      96     97    98      99       00     01
-----  -----  -------  ------  -----  -----  -----  -------  ------  -----
6.40%  7.54%  (3.83)%  17.38%  4.41%  9.37%  7.22%  (0.02)%  11.52%  9.51%

Best Quarter
Q3 '01: 4.44%

Worst Quarter
Q1 '94: (3.73)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                   1 Year  3 Years  5 Years  10 Years     Date
GNMA               9.51%    6.88%    7.44%     6.81%    05/31/90
Lehman GNMA Index  8.22%    7.02%    7.49%     7.17%      N/A

* The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                               .55%
 Interest expense                                                            .74%
 Other expenses                                                              .67%
   Service fees                                                        .15%
   Processing fees                                                     .15%
   Other                                                               .37%
 Total annual fund operating expenses                                       1.96%
 Fee waivers and expense reimbursements*                                     .32%
 Net expenses*                                                              1.64%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $167   $584   $1,028   $2,260

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998, and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                                    GNMA Portfolio

                                                                            -------------------------------------
                                                                            -------------------------------------
                                                                                                        For the
                                                                                                         Period
                                                                              Year       Year    Year   5/18/981
                                                                              Ended      Ended   Ended  through
                                                                             9/30/01    9/30/00 9/30/99 9/30/98
Net asset value at beginning of period                                      $     9.72  $ 9.61  $10.11   $10.00
                                                                            ----------  ------  ------   ------
Income from investment operations
  Net investment income                                                           0.61    0.58    0.58     0.27
  Net gain (loss) on investments (both realized and unrealized)                   0.56    0.16   (0.49)    0.04
                                                                            ----------  ------  ------   ------
    Total from investment operations                                              1.17    0.74    0.09     0.31
                                                                            ----------  ------  ------   ------
Less distributions
  Distributions from net investment income                                       (0.60)  (0.59)  (0.57)   (0.20)
  Distributions in excess of net investment income                                 - -   (0.02)    - -      - -
  Distributions from net realized capital gains                                    - -   (0.02)  (0.02)     - -
                                                                            ----------  ------  ------   ------
    Total distributions                                                          (0.60)  (0.63)  (0.59)   (0.20)
                                                                            ----------  ------  ------   ------
Net asset value at end of period                                            $    10.29  $ 9.72  $ 9.61   $10.11
                                                                            ==========  ======  ======   ======
Total return                                                                     12.38%   7.47%   0.84%    3.18%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                $      224  $  197  $   97   $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                                      1.59%   1.78%   1.31%    0.74%2
   After advisory/administration fee waivers (excluding interest expense)         0.90%   0.90%   0.88%    0.57%2
   Before advisory/administration fee waivers                                     1.92%   2.15%   1.64%    1.11%2
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                                      6.07%   6.17%   6.12%    8.78%2
   Before advisory/administration fee waivers                                     5.75%   5.81%   5.79%    8.41%2
Portfolio turnover rate                                                            773%    184%    124%      56%
                                                                            -------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
Managed Income
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or will reduce the yield and market value of currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Lehman Brothers Aggregate Index: An unmanaged index com-prised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.
Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total
Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93       94       95     96     97     98      99       00     01
-----  ------  -------  ------  -----  -----  -----  -------  ------  -----
5.91%  11.55%  (4.69)%  17.20%  3.14%  9.14%  6.97%  (0.91)%  11.59%  8.35%

Best Quarter
Q2 '95: 5.63%

Worst Quarter
Q1 '94: (3.49)%

The bars for 1992-1993 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Inception
                  1 Year  3 Years  5 Years  10 Years     Date
Managed Income     8.35%   6.21%    6.94%     6.65%    11/01/89
Lehman Aggregate   8.44%   6.28%    7.43%     7.23%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .49%
 Interest expense                              .41%
 Other expenses                                .58%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .28%
 Total annual fund operating expenses         1.48%
 Fee waivers and expense reimbursements*       .12%
 Net expenses*                                1.36%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .95% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $138   $456    $797    $1,758

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Managed Income Portfolio

                                                 -------------------------------------------------
                                                 -------------------------------------------------
                                                  Year      Year      Year      Year      Year
                                                  Ended     Ended     Ended     Ended     Ended
                                                 9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period           $   9.92  $   9.92  $  10.64  $  10.41  $  10.09
                                                 --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                              0.58      0.60      0.59      0.60      0.66
  Net gain (loss) on investments (both realized
   and unrealized)                                   0.68      0.01     (0.57)     0.30      0.31
                                                 --------  --------  --------  --------  --------
    Total from investment operations                 1.26      0.61      0.02      0.90      0.97
                                                 --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income          (0.58)    (0.59)    (0.59)    (0.62)    (0.65)
  Distributions from net realized capital gains       - -     (0.02)    (0.15)    (0.05)      - -
                                                 --------  --------  --------  --------  --------
    Total distributions                             (0.58)    (0.61)    (0.74)    (0.67)    (0.65)
                                                 --------  --------  --------  --------  --------
Net asset value at end of period                 $  10.60  $   9.92  $   9.92  $  10.64  $  10.41
                                                 ========  ========  ========  ========  ========
Total return                                        13.05%     6.52%     0.26%     8.93%     9.93%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $238,117  $284,075  $270,943  $257,641  $266,750
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         1.37%     1.59%     1.76%     1.69%     1.27%
   After advisory/administration fee waivers
    (excluding interest expense)                     0.95%     0.95%     0.95%     0.93%     0.88%
   Before advisory/administration fee waivers        1.48%     1.70%     1.88%     1.87%     1.52%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         5.68%     6.15%     5.81%     5.76%     6.37%
   Before advisory/administration fee waivers        5.56%     6.04%     5.69%     5.58%     6.12%
Portfolio turnover rate                               262%      205%      239%      376%      428%
                                                 -------------------------------------------------

[GRAPHIC]

BlackRock
International Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Investment Goal
Until February 28, 2002, the fund's investment goal is to seek current income consistent with the preservation of capital. As of March 1, 2002, the fund's investment goal is to seek to realize a total return that exceeds that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged) (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign currencies, usually in order to hedge itself against foreign currency risk; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged): An unmanaged index that tracks the performance of 13 government bond markets:
 Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.



The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged), a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92      93      94       95      96     97      98     99      00     01
----   ------  -------  ------  ------  -----  ------  -----  ------  -----
6.17%  15.31%  (3.71)%  20.02%  10.41%  9.94%  11.16%  0.18%  11.35%  7.68%

Best Quarter
Q1 '95: 8.40%

Worst Quarter
Q2 '94: (2.06)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                                       Inception
                                   1 Year  3 Years  5 Years  10 Years     Date
International Bond                  7.68%   6.30%    7.98%     8.65%    07/01/91
SSB Non-U.S. WGBI (Hedged)          6.10%   6.16%    8.19%     8.68%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .55%
 Interest expense                             1.55%
 Other expenses                                .63%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .33%
 Total annual fund operating expenses         2.73%
 Fee waivers and expense reimbursements*        --
 Net expenses*                                2.73%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years     5 Years      10 Years
 Service Shares $      276 $      847 $      1,445 $      3,061

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Keith Anderson, Managing Director of BFM since 1988. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston form 1986 to 1994. Andrew Gordon has been a member of the team managing the fund since 1997, and Keith Anderson since 1996. Andrew Gordon has been a portfolio co-manager since 1997, and Keith Anderson since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                          International Bond Portfolio

                                                    ------------------------------------------------
                                                    ------------------------------------------------
                                                        Year        Year    Year    Year    Year
                                                        Ended       Ended   Ended   Ended   Ended
                                                       9/30/01     9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period              $       10.69  $10.81  $11.24  $10.95  $ 11.71
                                                    -------------  ------  ------  ------  -------
Income from investment operations
  Net investment income                                      0.50    0.46    0.24    0.18     1.36
  Net gain (loss) on investments (both realized
   and unrealized)                                           0.70    0.23   (0.06)   1.06    (0.19)
                                                    -------------  ------  ------  ------  -------
    Total from investment operations                         1.20    0.69    0.18    1.24     1.17
                                                    -------------  ------  ------  ------  -------
Less distributions
  Distributions from net investment income                  (1.24)  (0.49)  (0.61)  (0.53)   (1.44)
  Distributions in excess of net investment income          (0.12)    - -     - -     - -      - -
  Distributions from net realized capital gains               - -   (0.32)    - -   (0.42)   (0.49)
                                                    -------------  ------  ------  ------  -------
    Total distributions                                     (1.36)  (0.81)  (0.61)  (0.95)   (1.93)
                                                    -------------  ------  ------  ------  -------
Net asset value at end of period                    $       10.53  $10.69  $10.81  $11.24  $ 10.95
                                                    =============  ======  ======  ======  =======
Total return                                                11.97%   6.72%   1.60%  12.17%   11.23%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $      11,045  $4,092  $3,730  $2,359  $ 6,708
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                 2.74%   1.66%   1.33%   1.31%    1.30%
   After advisory/administration fee waivers
    (excluding interest expense)                             1.20%   1.22%   1.33%   1.31%    1.29%
   Before advisory/administration fee waivers                2.74%   1.66%   1.33%   1.46%    1.40%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers                 5.08%   4.36%   3.50%   3.79%    5.01%
   Before advisory/administration fee waivers                5.08%   4.36%   3.50%   3.64%    4.91%
Portfolio turnover rate                                       111%    266%    317%    225%     272%
                                                    -----------------------------------------------

[GRAPHIC]

BlackRock
High Yield Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The fund considers such investments to be debt securities.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Bond Obligations (CBO): The fund many invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 High Yield Bonds: Sometimes referred to as "junk bonds" these are debt securities, which are, rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.


Investment Goal
The fund seeks to provide current income by investing primarily in non-investment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its assets in high yield bonds which includes convertible securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Lehman High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $100 million par value outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt.

High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  99       00      01
------  -------  ------
 8.44%  (7.48)   6.73%

Best Quarter
Q4 '01: 6.10%

Worst Quarter
Q4 '00: (6.50)%



As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since       Inception
                     1 Year     3 Years     Inception        Date
High Yield Bond      6.37%        2.30%       2.56%        11/19/98
Lehman High Yeild    5.28%        0.49%       0.98%           N/A

 * The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                               .50%
 Interest expense                                                            .36%
 Other expenses                                                              .66%
   Service fees                                                        .15%
   Processing fees                                                     .15%
   Other                                                               .36%
 Total annual fund operating expenses                                       1.52%
 Fee waivers and expense reimbursements*                                     .16%
 Net expenses*                                                              1.36%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $138   $465    $814    $1,799

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Managing Director of BFM since January 2002 and as Director of BFM from June 1998 to December 2001. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                         High Yield Bond Portfolio

                                                            ------------------------------
                                                            ------------------------------
                                                                                For the
                                                                                Period
                                                             Year      Year    11/19/981
                                                             Ended     Ended    through
                                                            9/30/01   9/30/00   9/30/99
Net asset value at beginning of period                      $  8.92   $  9.73   $10.00
                                                            -------   -------   ------
  Income from investment operations
  Net investment income                                        0.88      1.08     0.85
  Net (loss) on investments (both realized and unrealized)    (1.38)    (0.81)   (0.31)
                                                            -------   -------   ------
    Total from investment operations                          (0.50)     0.27     0.54
                                                            -------   -------   ------
Less distributions
  Distributions from net investment income                    (0.96)    (1.08)   (0.81)
  Distributions in excess of net investment income            (0.07)      - -      - -
                                                            -------   -------   ------
    Total distributions                                       (1.03)    (1.08)   (0.81)
                                                            -------   -------   ------
Net asset value at end of period                            $  7.39   $  8.92   $ 9.73
                                                            =======   =======   ======
Total return                                                  (5.95%)    2.80%    5.47%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                $     9   $    43   $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                   1.36%     1.60%    2.21%/2/
   After advisory/administration fee waivers (excluding
    interest expense)                                          1.00%     1.00%    1.59%/2/
   Before advisory/administration fee waivers                  1.52%     1.63%    3.33%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                  11.82%    12.13%    9.93%/2/
   Before advisory/administration fee waivers                 11.66%    12.10%    8.81%/2/
Portfolio turnover rate                                         331%      235%     185%
                                                            ------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance of Investor A Shares (first issued in May 1990) and Institutional Shares (first issued in January 1993) of the fund. The actual return of Service Shares would have been lower compared to one of these classes, Institutional Shares, because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93      94       95     96     97     98      99      00     01
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
8.85%  12.99%  (6.98)%  18.14%  5.51%  9.80%  6.11%  (4.45)%  10.62%  4.46%

Best Quarter
Q1 '95: 8.22%

Worst Quarter
Q1 '94: (6.87)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                  1 Year  3 Years  5 Years  10 Years      Date
Tax-Free           4.46%   3.36%    5.16%     6.25%     05/14/90
Lehman Municipal   5.13%   4.77%    5.98%     6.62%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

               Advisory fees                                 .50%
               Other expenses                                .61%
                  Service fees                         .15%
                  Processing fees                      .15%
                  Other                                .31%
               Total annual fund operating expenses         1.11%
               Fee waivers and expense reimbursements*       .21%
               Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year 3 Years 5 Years 10 Years
                 Service Shares  $92    $332    $591    $1,333

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                            Tax-Free Income Portfolio

                                                                 -----------------------------------------
                                                                 -----------------------------------------
                                                                  Year    Year    Year     Year    Year
                                                                  Ended   Ended   Ended    Ended   Ended
                                                                 9/30/01 9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                           $10.92  $10.96  $11.73   $11.34  $ 10.84
                                                                 ------  ------  ------   ------  -------
Income from investment operations
  Net investment income                                            0.54    0.54    0.49     0.38     0.53
  Net gain (loss) on investments (both realized and unrealized)    0.47   (0.07)  (0.71)    0.56     0.50
                                                                 ------  ------  ------   ------  -------
    Total from investment operations                               1.01    0.47   (0.22)    0.94     1.03
                                                                 ------  ------  ------   ------  -------
Less distributions
  Distributions from net investment income                        (0.55)  (0.51)  (0.49)   (0.50)   (0.53)
  Distributions from net realized capital gains                     - -     - -   (0.06)   (0.05)     - -
                                                                 ------  ------  ------   ------  -------
    Total distributions                                           (0.55)  (0.51)  (0.55)   (0.55)   (0.53)
                                                                 ------  ------  ------   ------  -------
Net asset value at end of period                                 $11.38  $10.92  $10.96   $11.73  $ 11.34
                                                                 ======  ======  ======   ======  =======
Total return                                                       9.49%   4.49%  (1.97)%   8.52%    9.77%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $3,651  $5,347  $5,754   $5,430  $58,779
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                       0.90%   0.90%   0.90%    0.88%    0.85%
   Before advisory/administration fee waivers                      1.11%   1.12%   1.12%    1.16%    1.20%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                       4.77%   5.02%   4.27%    4.34%    4.76%
   Before advisory/administration fee waivers                      4.55%   4.80%   4.05%    4.06%    4.41%
Portfolio turnover rate                                              38%     43%    104%     100%     262%
                                                                 -----------------------------------------

[GRAPHIC]

BlackRock
Delaware Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of assets can be invested in securities which are subject to Federal income tax including the Federal Alternative Minimum Tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93      94       95     96     97     98      99      00     01
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
5.42%  7.96%  (3.60)%  12.74%  3.27%  6.16%  4.33%  (2.66)%  9.85%  4.51%

Best Quarter
Q1 '95: 4.70%

Worst Quarter
Q1 '94: (4.67)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                  1 Year  3 Years  5 Years  10 Years      Date
DE Tax-Free        4.51%   3.78%    4.75%     4.94%     09/30/86
Lehman Municipal   5.13%   4.77%    5.98%     6.62%       N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .55%
 Other expenses                                .65%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .35%
 Total annual fund operating expenses         1.20%
 Fee waivers and expense reimbursements*       .20%
 Net expenses*                                1.00%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements. The chart and the table both assume reinvestment of dividends and distributions.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $102   $361    $640    $1,437

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                           Delaware Tax-Free Income Portfolio

                                                                 --------------------------------------
                                                                 --------------------------------------
                                                                                              For the
                                                                                               Period
                                                                   Year       Year    Year    5/11/981
                                                                   Ended      Ended   Ended   through
                                                                  9/30/01    9/30/00 9/30/99  9/30/98
Net asset value at beginning of period                           $     9.68  $ 9.62  $10.33    $10.00
                                                                 ----------  ------  ------    ------
Income from investment operations
  Net investment income                                                0.48    0.44    0.44      0.16
  Net gain (loss) on investments (both realized and unrealized)        0.45    0.04   (0.57)     0.34
                                                                 ----------  ------  ------    ------
    Total from investment operations                                   0.93    0.48   (0.13)     0.50
                                                                 ----------  ------  ------    ------
Less distributions
  Distributions from net investment income                            (0.41)  (0.42)  (0.44)    (0.17)
  Distributions from net realized capital gains                         - -     - -   (0.14)      - -
                                                                 ----------  ------  ------    ------
    Total distributions                                               (0.41)  (0.42)  (0.58)    (0.17)
                                                                 ----------  ------  ------    ------
Net asset value at end of period                                 $    10.20  $ 9.68  $ 9.62    $10.33
                                                                 ==========  ======  ======    ======
Total return                                                           9.83%   5.19%  (1.40)%    5.04%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $      - -  $  - -  $  - -    $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                           0.87%   1.00%   1.00%     0.67%2
   Before advisory/administration fee waivers                          1.02%   1.21%   1.16%     0.85%2
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                           4.83%   4.60%   4.08%     5.00%2
   Before advisory/administration fee waivers                          4.68%   4.39%   3.92%     4.82%2
Portfolio turnover rate                                                  14%     27%     31%       54%
                                                                 --------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
Ohio Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93       94       95     96     97     98      99       00     01
------  -------  ------  -----  -----  -----  -------  ------  -----
10.03%  (6.70)%  17.48%  3.81%  8.34%  6.04%  (3.32)%  10.77%  5.65%

Best Quarter
Q1 '95: 7.36%

Worst Quarter
Q1 '94: (6.21)%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since    Inception
                  1 Year  3 Years  5 Years  Inception     Date
OH Tax-Free        5.65%   4.20%    5.38%     5.52%     12/01/92
Lehman Municipal   5.13%   4.77%    5.98%     6.45%       N/A**

 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 11/30/92 is used as the beginning value on 12/01/92.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses                                .64%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .34%
 Total annual fund operating expenses         1.14%
 Fee waivers and expense reimbursements*       .24%
 Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $92    $338    $604    $1,365

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                            Ohio Tax-Free Income Portfolio

                                                                 ----------------------------------------
                                                                 ----------------------------------------
                                                                  Year    Year    Year     Year    Year
                                                                  Ended   Ended   Ended    Ended   Ended
                                                                 9/30/01 9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                           $10.22  $10.19  $10.88   $10.50  $10.15
                                                                 ------  ------  ------   ------  ------
Income from investment operations
  Net investment income                                            0.54    0.51    0.47     0.48    0.47
  Net gain (loss) on investments (both realized and unrealized)    0.57     - -   (0.65)    0.37    0.35
                                                                 ------  ------  ------   ------  ------
    Total from investment operations                               1.11    0.51   (0.18)    0.85    0.82
                                                                 ------  ------  ------   ------  ------
Less distributions
  Distributions from net investment income                        (0.53)  (0.48)  (0.47)   (0.47)  (0.47)
  Distributions from net realized capital gains                     - -     - -   (0.04)     - -     - -
                                                                 ------  ------  ------   ------  ------
    Total distributions                                           (0.53)  (0.48)  (0.51)   (0.47)  (0.47)
                                                                 ------  ------  ------   ------  ------
Net asset value at end of period                                 $10.80  $10.22  $10.19   $10.88  $10.50
                                                                 ======  ======  ======   ======  ======
Total return                                                      11.08%   5.20%  (1.68)%   8.23%   8.21%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $   40  $   38  $  254   $  712  $7,421
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                       0.89%   0.90%   0.90%    0.88%   0.85%
   Before advisory/administration fee waivers                      1.13%   1.15%   1.11%    1.21%   1.36%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                       5.13%   5.09%   4.45%    4.37%   4.51%
   Before advisory/administration fee waivers                      4.89%   4.84%   4.24%    4.04%   4.00%
Portfolio turnover rate                                              19%     23%     23%      77%     87%
                                                                 ----------------------------------------

[GRAPHIC]

BlackRock
Kentucky Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93      94       95     96     97     98      99      00     01
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
7.15%  9.22%  (3.53)%  13.09%  3.35%  6.60%  3.92%  (2.71)%  8.44%  4.08%

Best Quarter
Q1 '95:  5.29%

Worst Quarter
Q1 '94: (4.45)%




As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                  1 Year  3 Years  5 Years  10 Years     Date
KY Tax-Free        4.08%   3.17%    4.50%     5.10%    11/30/87
Lehman Municipal   5.13%   4.77%    5.98%     6.62%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .55%
 Other expenses                                .61%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .31%
 Total annual fund operating expenses         1.16%
 Fee waivers and expense reimbursements*       .16%
 Net expenses*                                1.00%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $102   $353    $623    $1,395

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                          Kentucky Tax-Free Income Portfolio

                                           --------------------------------------
                                           --------------------------------------
                                                                      For the
                                                                       Period
                                            Year      Year    Year    5/11/981
                                            Ended     Ended   Ended   through
                                           9/30/01   9/30/00 9/30/99  9/30/98
Net asset value at beginning of period     $ 9.60    $ 9.63  $10.31    $10.00
                                           ------    ------  ------    ------
Income from investment operations
 Net investment income                       0.47      0.44    0.44      0.19
 Net gain (loss) on investments (both
   realized and unrealized)                  0.35     (0.04)  (0.59)     0.29
                                           ------    ------  ------    ------
    Total from investment operations         0.82      0.40   (0.15)     0.48
                                           ------    ------  ------    ------
Less distributions
 Distributions from net investment
   income                                   (0.47)    (0.43)  (0.43)    (0.17)
 Distributions from net realized
   capital gains                              - -       - -   (0.10)      - -
                                           ------    ------  ------    ------
    Total distributions                     (0.47)    (0.43)  (0.53)    (0.17)
                                           ------    ------  ------    ------
Net asset value at end of period           $ 9.95    $ 9.60  $ 9.63    $10.31
                                           ======    ======  ======    ======
Total return                                 8.69%     4.35%  (1.52)%    4.82%
Ratios/Supplemental data
 Net assets at end of period (in
   thousands)                              $   91    $   88  $  - -    $  - -
 Ratios of expenses to average net
   assets
   After advisory/administration fee
    waivers                                  1.00%     1.00%   1.00%     0.67%/2/
   Before advisory/administration fee
    waivers                                  1.16%     1.18%   1.18%     0.92%/2/
 Ratios of net investment income to
   average net assets
   After advisory/administration fee
    waivers                                  4.79%     4.76%   4.26%     5.00%/2/
   Before advisory/administration fee
    waivers                                  4.63%     4.58%   4.08%     4.75%/2/
Portfolio turnover rate                       32 %       55%     25%        7%
                                           --------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
New Jersey Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its assets in municipal securities of issuers located in New Jersey and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law and in securities issued by the U.S. Government, its agencies and authorities. The fund may invest in municipal securities of issuers located outside of New Jersey. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, change in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax. Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92      93      94       95     96     97     98      99      00     01
-----  ------  -------  ------  -----  -----  -----  -------  -----  -----
8.90%  11.58%  (4.70)%  14.94%  3.63%  8.26%  5.96%  (2.78)%  9.71%  4.41%

Best Quarter
Q1 '95: 6.13%

Worst Quarter
Q1 '94: (5.17)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                          Inception
                      1 Year  3 Years  5 Years  10 Years     Date
NJ Tax-Free Income    4.41%   3.65%    5.02%     5.83%     07/01/91
Lehman Municipal      5.13%   4.77%    5.98%     6.62%       N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses                                .62%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .32%
 Total annual fund operating expenses         1.12%
 Fee waivers and expense reimbursements*       .22%
 Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $92    $334    $596    $1,343

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                    New Jersey Tax-Free Income Portfolio

                                                 ----------------------------------------------
                                                 ----------------------------------------------
                                                  Year     Year     Year      Year     Year
                                                  Ended    Ended    Ended     Ended    Ended
                                                 9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period           $ 11.31  $ 11.30  $ 12.07   $ 11.65  $ 11.27
                                                 -------  -------  -------   -------  -------
Income from investment operations
  Net investment income                             0.57     0.56     0.51      0.52     0.52
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.51    (0.03)   (0.70)     0.42     0.37
                                                 -------  -------  -------   -------  -------
    Total from investment operations                1.08     0.53    (0.19)     0.94     0.89
                                                 -------  -------  -------   -------  -------
Less distributions
  Distributions from net investment income         (0.56)   (0.52)   (0.52)    (0.52)   (0.51)
  Distributions from net realized capital gains      - -      - -    (0.06)      - -      - -
                                                 -------  -------  -------   -------  -------
    Total distributions                            (0.56)   (0.52)   (0.58)    (0.52)   (0.51)
                                                 -------  -------  -------   -------  -------
Net asset value at end of period                 $ 11.83  $ 11.31  $ 11.30   $ 12.07  $ 11.65
                                                 =======  =======  =======   =======  =======
Total return                                        9.75%    4.84%   (1.65)%    8.28%    8.11%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $16,530  $18,673  $24,626   $34,803  $84,596
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.90%    0.90%    0.90%     0.88%    0.85%
   Before advisory/administration fee waivers       1.12%    1.12%    1.11%     1.18%    1.17%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.82%    4.92%    4.28%     4.37%    4.59%
   Before advisory/administration fee waivers       4.60%    4.70%    4.07%     4.07%    4.27%
Portfolio turnover rate                               28%      77%      43%       24%      77%
                                                 ---------------------------------------------

[GRAPHIC]

BlackRock
Pennsylvania Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and
Pennsylvania state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The other 20% of assets can be invested in securities which are subject to regular Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93       94       95     96     97     98      99       00     01
------  -------  ------  -----  -----  -----  -------  ------  -----
12.51%  (7.13)%  18.10%  4.24%  8.38%  5.78%  (2.58)%  9.64%  4.32%

Best Quarter
Q1 '95: 7.59%

Worst Quarter
Q1 '94: (6.35)%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since    Inception
                  1 Year  3 Years  5 Years  Inception     Date
PA Tax-Free        4.32%   3.67%    5.02%     5.71%     12/01/92
Lehman Municipal   5.13%   4.77%    5.98%     6.45%       N/A**


 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 11/30/92 is used as the beginning value on 12/01/92.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses                                .59%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .29%
 Total annual fund operating expenses         1.09%
 Fee waivers and expense reimbursements*       .19%
 Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $92    $328    $582    $1,312

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Pennsylvania Tax-Free Income Portfolio

                                                 ---------------------------------------------
                                                 ---------------------------------------------
                                                  Year     Year     Year      Year     Year
                                                  Ended    Ended    Ended     Ended    Ended
                                                 9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period           $ 10.55  $ 10.52  $ 11.15   $ 10.77  $ 10.44
                                                 -------  -------  -------   -------  -------
Income from investment operations
  Net investment income                             0.52     0.51     0.47      0.47     0.50
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.34     0.01    (0.59)     0.39     0.33
                                                 -------  -------  -------   -------  -------
    Total from investment operations                0.86     0.52    (0.12)     0.86     0.83
                                                 -------  -------  -------   -------  -------
Less distributions
  Distributions from net investment income         (0.53)   (0.49)   (0.48)    (0.48)   (0.50)
  Distributions from net realized capital gains      - -      - -    (0.03)      - -      - -
                                                 -------  -------  -------   -------  -------
    Total distributions                            (0.53)   (0.49)   (0.51)    (0.48)   (0.50)
                                                 -------  -------  -------   -------  -------
Net asset value at end of period                 $ 10.88  $ 10.55  $ 10.52   $ 11.15  $ 10.77
                                                 =======  =======  =======   =======  =======
Total return                                        8.33%    5.09%   (1.11)%    8.19%    8.10%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $ 6,911  $12,646  $14,132   $20,669  $50,395
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.90%    0.90%    0.90%     0.86%    0.85%
   Before advisory/administration fee waivers       1.09%    1.09%    1.09%     1.10%    1.16%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.81%    4.90%    4.37%     4.39%    4.67%
   Before advisory/administration fee waivers       4.62%    4.71%    4.18%     4.15%    4.36%
Portfolio turnover rate                               13%      31%      28%       43%      97%
                                                 ---------------------------------------------

[GRAPHIC]

About Your Investment

Buying Shares
   Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7450.


What Price Per Share Will You Pay?
    The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.


Paying for Shares
Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.


How Much is the Minimum Investment?
The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Distribution and Service Plan
The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

       (1)Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
       (2)Assisting customers in choosing and changing dividend options, account designations and addresses; and
       (3)Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to ..15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

       (1)Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
       (2)Processing dividend payments from the Company on behalf of customers;
       (3)Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
       (4)Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Selling Shares
Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption pay-ments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company may alter the terms of or terminate this expedited redemption privilege at any time.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.


The Companys Rights
The Company may:

   . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act of 1940,
   . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
   . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.


Accounts with Low Balances
The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Market Timing
The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.


Management
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

                             IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.



For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

 Low Duration Bond                                                       0.22%
 Intermediate Government Bond                                            0.28%
 Intermediate Bond                                                       0.30%
 Core Bond Total Return                                                  0.26%
 Managed Income                                                          0.37%
 International Bond                                                      0.55%
 GNMA                                                                    0.23%
 High Yield                                                              0.34%
 Tax-Free Income                                                         0.29%
 Pennsylvania Tax-Free Income                                            0.31%
 New Jersey Tax-Free Income                                              0.28%
 Ohio Tax-Free Income                                                    0.26%
 Delaware Tax-Free Income                                                0.35%
 Kentucky Tax-Free Income                                                0.39%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                         Each Fund Except
                         Int'l Bond, GNMA, Int'l Bond, GNMA,
                         KY Tax-Free,      KY Tax-Free,
                         DE Tax-Free       DE Tax-Free
                         INVESTMENT        INVESTMENT
 AVG DAILY NET ASSETS    ADVISORY FEE      ADVISORY FEE
 First $1 billion        .500%             .550%
 $1 billion--$2 billion  .450%             .500%
 $2-billion--$3 billion  .425%             .475%
 greater than $3 billion .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses (excluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through

February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

Low Duration Bond                                                     .385%
Intermediate Government Bond                                          .475%
Intermediate Bond                                                     .435%
Core Bond Total Return                                                .380%
Core PLUS Total Return                                                .375%
GNMA                                                                  .485%
Managed Income                                                        .485%
International Bond                                                    .865%
High Yield Bond                                                       .525%
Tax-Free Income                                                       .485%
Delaware Tax-Free Income                                              .585%
Ohio Tax-Free Income                                                  .515%
Kentucky Tax-Free Income                                              .585%
New Jersey Tax-Free Income                                            .475%
Pennsylvania Tax-Free Income                                          .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.


Dividends and Distributions
Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.
dividends and net capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.


Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.


Electronic Access to Shareholder Documents
Electronic copies of most financial reports and prospectuses are now can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com

Written Correspondence
BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809,
MS WR-R100-04-07

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities And Exchange Commission (SEC)
You may also view and copy public information about Blackrock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

                                    [GRAPHIC]



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